LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED NOVEMBER 19, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 26, 2010, AS AMENDED AND SUPPLEMENTED

The following table is added to the Statement of Additional Information under the section entitled “The Funds’ Investment Adviser/Manager/Administrator – Portfolio Managers – Value Trust:

Sam Peters

Sam Peters serves as a portfolio manager for Value Trust. The table below provides information regarding other accounts for which Mr. Peters has day-to-day management responsibility.

As of October 31, 2010(a):

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	2	$1,530,195,902	None	$0
Other pooled investment vehicles	None	$0	None	$0
Other accounts	3	$260,700,207	None	$0

(a)	Value Trust serves as a model portfolio for other registered investment companies and separate accounts that are managed on a day-to-day basis by other LMCM portfolio managers. As of October 31, 2010, the total assets in these other accounts was $4,416,722,241. One of the accounts managed by other portfolio managers, which use Value Trust as a model portfolio, pays performance fees. As of October 31, 2010, the total assets in this account were $408,217,773. Mr. Peters is not primarily responsible for day-to-day management of the account except insofar as his investment decisions serve as models for action by the other LMCM portfolio managers.

As of October 31, 2010, Mr. Peters beneficially owned shares of Value Trust with a value between $50,001—$100,000.

Mr. Peters is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of equally important factors, including the annual performance of Mr. Peters’ accounts relative to the benchmark, Mr. Peters’ performance over various other time periods, the total value of the assets managed by Mr. Peters, Mr. Peters’ contribution to LMCM’s research process, the profitability of LMCM and Mr. Peters’ contribution to profitability, and trends in industry compensation levels and practices.

Mr. Peters is also eligible to receive stock options from Legg Mason, Inc. based upon an assessment of his contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

This supplement should be retained with your Statement of Additional Information for future reference.

LMFX013054

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